SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C.  20549

                         FORM 8-K

                      CURRENT REPORT

            Pursuant to Section 13 or 15(d) of
            the Securities Exchange Act of 1934

               Date of Report: July 24, 1998

               BORG-WARNER AUTOMOTIVE, INC.
     (Exact name of registrant as specified in its charter)

Delaware                      1-12162                       13-3404508
(State of Incorporation) (Commission File No.)         (I.R.S. Employer
                                                       Identification No.)

               200 South Michigan Avenue, Chicago, Illinois 60604
                    (address of principal executive offices)

Registrant's telephone number, including area code: 312/322-8500

Item 5. Other Events

     On July 22, 1998, Borg-Warner Automotive, Inc. issued the press release attached as Exhibit 99.1 announcing its adoption of a stockholder rights plan. The information contained in the press release is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

     (99.1)    Borg-Warner Automotive, Inc. Press Release dated July 22, 1998.


Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   BORG-WARNER AUTOMOTIVE, INC.



                                 By:/s/ Laurene H. Horiszny
                                   ---------------------------
                                   LAURENE H. HORISZNY
                                   Vice President, General Counsel and Secretary


Dated: July 24, 1998
                                   EXHIBIT INDEX

(99.1)    Borg-Warner Automotive, Inc. Press Release dated July 22, 1998.